FORUM FUNDS

                               INVESTORS BOND FUND
                               TAXSAVER BOND FUND

                          SUPPLEMENT DATED JUNE 4, 2002
                       TO PROSPECTUS DATED AUGUST 1, 2001

Effective May 13, 2002, the Board of Trustees of Forum Funds (the "Trust") approved the assignment of investment advisory responsibilities for Investors Bond Fund and TaxSaver Bond Fund (each a "Fund") from Forum Investment Advisors, LLC to Grosvenor Capital Management, LLC.

Consistent with the above changes, the following amendments to the Fund's Prospectus are effective as of May 13, 2002.

All references to Forum Investment Advisors, LLC in the Prospectus are references to Grosvenor Capital Management, LLC.

The section entitled "Management - The Adviser" on page 10 of the Prospectus is amended by deleting the section in its entirety and replacing it with the following:

Effective May 13, 2002, each Fund's investment adviser is Grosvenor Capital Management, LLC, Two Portland Square, Portland, Maine 04101. Prior to May 13, 2002, Forum Investment Advisors, LLC ("FIA") was each Fund's investment adviser. The Adviser is a wholly owned subsidiary of FIA and is controlled by John Y. Keffer, who is Chairman of the Board of the Trust. The Adviser is a newly created investment adviser and did not provide investment advisory services to mutual funds or any other entities prior to May 13, 2002.

Subject to the general control of the Board, the Adviser makes investment decisions for each Fund. The Adviser receives an advisory fee at an annual rate of 0.40% of the average daily net assets of each Fund. For the fiscal year ended March 31, 2002, FIA waived a portion of its fee and only received an advisory fee of 0.13% of the average daily net assets of Investors Bond Fund and 0.34% of the average daily net assets of TaxSaver Bond Fund.

As of May 13, 2002, the Adviser had approximately $36 million of assets under management.